CAPITAL STOCK	6 Months Ended
Jun. 30, 2011
Notes to Financial Statements
CAPITAL STOCK

(a) Common stock

On September 8, 2009, pursuant to the transaction with Hua Hui on August 1, 2009, the Company issued 832,318 shares of its common stock to Wise Gold Investment Ltd., a British Virgin Island company acting on behalf of Hua Hui. In addition, on that same date, it issued 1,942,074 shares of common stock to Blossom Grow Holdings Limited, a British Virgin Island company, as escrow agent under an escrow agreement by and among the Company, the escrow agent, and Hua Hui.

Effective on November 16, 2009, we effected a 20 for 1 reverse split of our issued and outstanding common stock. This reverse stock split already gave retroactive effect in the computation of basis and diluted EPS for all period presented accordingly.

As of June 30, 2011, the Company had 3,272,311 shares issued and outstanding.

(b) Warrants/options

On July 22, 2007, 60,000 common stock warrants were issued to Investors. Under the Warrant, the investors have the right, for a period of three years from the date of such warrant, to purchase a total of 60,000 shares of the Company’s common stock. The per share exercise price of the Warrant is $33. The warrants expired on July 21, 2010.

On July 4, 2008, pursuant to the Stock Purchase Agreement made and entered into by the Company and Her Village Limited, we issued warrants to the investor for the option to purchase 50,000 shares of Common Stock with an exercise price of $20 per share and an expiration date of 18 months from the date of issuance. The warrants expired on January 3, 2010.

On June 28, 2009, pursuant to the Acquisition Agreement made and entered into by the Company and GlobStream, the Company issued warrants to Mr. Luo Wenjun for the option to purchase 7,782 shares of common stock with an exercise price of $3 per share and an expiration after March 23, 2019.

These Warrants may be exercised, in whole or in part, by the Holder during the Exercise Period by (i) the presentation and surrender of this Warrant to the Company along with a duly executed Notice of Exercise specifying the number of Warrant Shares to be purchased, and (ii) delivery of payment to the Company of the Exercise Price for the number of Warrant Shares specified in the Notice of Exercise.

As of June 30, 2011, the Company had 7,782 common stock warrants outstanding.

(c) 2001 stock plan

In 2001, the Board of Directors adopted a Stock Plan (“Plan”). Under the terms and conditions of the Plan, the Board of Directors is empowered to grant stock options to employees, consultants, officers and directors of the Company. Additionally, the Board will determine at the time of granting the vesting provision and whether the options will be qualified as Incentive Stock Options under Section 422 of the Internal Revenue Code (Section 422 provides certain tax advantages to the employee recipients). The Plan was approved by the shareholders of the Company on September 15, 2001. The total number of shares of common stock available under the Plan may not exceed 100. As of June 30, 2011, no options were granted under the Plan.